UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On September 19, 2007, Laurie Brlas, Senior Vice President—Chief Financial Officer and Treasurer, and Steve Baisden, Director, Investor Relations and Corporate Communications, made a presentation at the KeyBanc Capital Markets 2007 Basic Materials and Packaging Conference in Boston, Massachusetts.

The presentation is contained in Item 9.01 as exhibit 99(a) on this Current Form 8-K and is incorporated into this Item 7.01 by reference. The information on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.	Other Events.

Cleveland-Cliffs Inc published a news release dated September 14, 2007 as follows:

Cleveland-Cliffs to Present at KeyBanc Capital Markets

2007 Basic Materials & Packaging Conference Sept. 19, 2007

CLEVELAND—Sept. 14, 2007—Cleveland-Cliffs Inc (NYSE: CLF) today announced that Senior Vice President—Chief Financial Officer and Treasurer Laurie Brlas and Director, Investor Relations and Corporate Communications Steven R. Baisden are scheduled to present at the KeyBanc Capital Markets 2007 Basic Materials & Packaging Conference in Boston, Mass., on Wednesday, September 19, 2007.

Management will highlight Cliffs’ transformation into an international mining entity and provide strategic and operational overviews, including a discussion on recently announced acquisitions and their fit with the Company’s ongoing product diversification and global expansion initiatives. The presentation will be made available on Cliffs’ website, http://www.cleveland-cliffs.com , prior to the presentation.

To be added to the Company’s e-mail distribution list, please click on the link below:

http://www.cpg-llc.com/clearsite/clf/emailoptin.html

Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 80 percent of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30 percent interest in the Amapá Project, a Brazilian iron ore project, and a 45 percent economic interest in the Sonoma Project, an Australian coking and thermal coal project.

News releases and other information on the Company are available on the Internet at:

http://www.cleveland-cliffs.com

SOURCE: Cleveland-Cliffs Inc

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit
99(a)	Presentation by Laurie Brlas, Senior Vice President – CFO and Treasurer, and Steve Baisden, Director, Investor Relations and Corporate Communications of Cleveland-Cliffs Inc at the KeyBanc Capital Markets 2007 Basic Materials and Packaging Conference on September 19, 2007	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name:	George W. Hawk, Jr.
Title:	General Counsel and Secretary

Dated: September 19, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Presentation by Laurie Brlas, Senior Vice President – CFO and Treasurer, and Steve Baisden, Director, Investor Relations and Corporate Communications of Cleveland-Cliffs Inc at the KeyBanc Capital Markets 2007 Basic Materials and Packaging Conference on September 19, 2007	Filed Herewith